UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                  FORM 8-K12g3


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 29, 2005

                          Infinity Capital Group, Inc.
                            ------------------------
             (Exact name of registrant as specified in its charter)

                               Fayber Group, Inc.
                               -----------------
                            (Former name pre-merger)


                                    Maryland
                                ----------------
                 (State or other jurisdiction of incorporation)



          000-30999                                         16-1675285
---------------------------                             -------------------
(Commission File Number)                                 (I.R.S. Employer
                                                         Identification No.)

                7 Dey Street, Suite 900, New York, New York 10007
 ------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

         Registrant's telephone number, including area code: (212) 962-4400

                               Fayber Group, Inc.
                                7609 Ralston Road
                                Arvada, CO 80002
                         ------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)


Total number of pages in this document:     59
                                        ---------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b)) [_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12) [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b)) [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

                                TABLE OF CONTENTS


SECTION 1. REGISTRANT'S BUSINESS AND OPERATIONS...............................1

SECTION 2. FINANCIAL INFORMATION..............................................1

SECTION 3.  SECURITIES AND TRADING MARKETS....................................2

SECTION 4.  MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS...........2

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT................................3

SECTION 6. RESERVED...........................................................6

SECTION 7. REGULATION FD .....................................................6

SECTION 8. OTHER EVENTS ......................................................6

SECTION 9.  FINANCIAL STATEMENTS AND EXHIBITS.................................6

SIGNATURES....................................................................6

                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On April 29, 2005, Infinity Capital Group, Inc. completed a Plan of Merger with Fayber Group, Inc. Infinity Capital Group, Inc., a Maryland corporation, had acquired all shares outstanding of Fayber Group, Inc. for the purposes of accomplishing a Merger of Infinity Capital Group, Inc. and Fayber Group, Inc. There was no change to the issued and outstanding shares of Infinity Capital Group, Inc., and all shares of Fayber Group, Inc. were retired by virtue of the merger. The Merger was completed on May 2, 2005. Infinity Capital Group, Inc. is the surviving corporation.


ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

Not Applicable.


ITEM 1.03 BANKRUPTCY OR RECEIVERSHIP.

Not Applicable.


                        SECTION 2 - FINANCIAL INFORMATION

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

The Company acquired 100% of Fayber Group, Inc. in exchange for 100,000 shares of common stock and a $20,000 Promissory Note specifically for the purposes of entering into a merger with Fayber Group, Inc.

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

Not Applicable.


ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The Company delivered a Promissory Note for $20,000 payable in 6 equal installments commencing 90 days from the date of the Note. The entire balance is due within nine months at no interest.


ITEM 2.04 TRIGGERING EVENTS THAT ACCELERATE OR INCREASE A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT.

Not Applicable.

ITEM 2.05 COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES.

Not Applicable.


ITEM 2.06 MATERIAL IMPAIRMENTS.

Not Applicable.


                   SECTION 3 - SECURITIES AND TRADING MARKETS


ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

Not Applicable.


ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

The Company issued 100,000 shares of common stock in exchange for all of the issued and outstanding stock of Fayber Group, Inc. on April 29, 2005.


ITEM 3.03 MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

Not Applicable.


      SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS.

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Not Applicable.


ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

Not Applicable.

                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT.

On April 29, 2005, Infinity Capital Group, Inc. completed a Plan of Merger with Fayber Group, Inc. Infinity Capital Group, Inc., a Maryland corporation, had acquired all shares outstanding of Fayber Group, Inc. for the purposes of accomplishing a Merger of Infinity Capital Group, Inc. and Fayber Group, Inc. There was no change to the issued and outstanding shares of Infinity Capital Group, Inc., and all shares of Fayber Group, Inc. were retired by virtue of the merger. The Merger was completed on May 2, 2005. Infinity Capital Group, Inc. is the surviving corporation.


ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL  OFFICERS:  ELECTION OF DIRECTORS:
APPOINTMENT OF PRINCIPAL OFFICERS.

As a result of the merger, the business backgrounds of Infinity's current directors and officers are as follows:

GREGORY H. LABORDE, age 40, President, Chief Executive Officer and Chairman of the Board, has over 18 years experience on Wall Street in the areas of investment banking, trading, sales and financial consulting. From 1986 to 1997, Mr. Laborde worked in corporate finance at a number of prestigious NYC based investment banks, including: Drexel Burnham Lambert, Lehman Brothers, Gruntal & Co., and Whale Securities. During his Wall Street tenure, Mr. Laborde was involved in over 20 public and private financing transactions totaling over 100 million dollars. In 1999 he founded and took public Origin Investment Group, a business development company that was involved in investing in IT related businesses. While serving as Chairman & CEO, Mr. Laborde was responsible for providing 2 million in direct equity investments, a 10 million equity credit line, as well as successfully negotiating definitive agreements to acquire several private businesses. Mr. Laborde is currently the Chairman of GHL Group, Ltd., a firm that provides capital formation and mergers and acquisition services to select publicly traded companies or rapidly expanding private businesses seeking to go public. Mr. Laborde currently serves as the President & CEO of Satellite Organizing Solutions, Inc. (SOZG: Pink Sheets), and is the former President & CEO of Azonic Corporation (AZOI:OTCBB), a manufacturer of low cost disposable wireless devices, and has been President, CEO and Director of Infinity Capital Group since inception. Mr. Laborde holds a Bachelor of Science degree in Engineering from Lafayette College.

JERRY GRUENBAUM, age 48, Interim Chief Financial Officer and Secretary, has been admitted to practice law since 1979 and is a licensed attorney in various states including the States of Massachusetts and Connecticut where he maintains his practice, specializing in Securities Law, Mergers and Acquisitions, Corporate Law, Tax Law, International Law and Franchise Law. He is a former President and a Chairman of the Board of Directors of a multinational publicly-traded company with operations in Hong Kong and the Netherlands. He worked for the tax departments for Peat Marwick Mitchell & Co. (now KPMMG Peat Marwick LLP) and Arthur Anderson & Co. (now Arthur Anderson LLP). He has served as Compliance Director for CIGNA Securities, a division of CIGNA Insurance. He has lectured and taught at various Universities throughout the United States in the areas of Industrial and financial Accounting, taxation, business law, and investments.

WESLEY WHITING, age 72, Director of the Company since 2002. Mr. Whiting resigned as Secretary/Treasurer of the Company on May 1, 2005. Mr. Whiting was President, director, and secretary of Berge Exploration, Inc. (1978-88), an oil and gas exploration company, and President, vice president, and director of NELX, Inc. (1994-1998), engaged in real estate development and attempts at technology development, and was vice president and director of Intermountain Methane Corporation (1988-91), and President of Westwind Production, Inc. (1997-1998), an oil and gas exploration company. He was a director of Kimbell deCar Corporation (1998 until 2000) and he has been President and a director of Dynadapt System, Inc. since 1998, a company in reorganization without business. Dynadapt attempted to develop web site software solutions and is inactive. He was a Director of Colorado Gold & Silver, Inc. from 1999 to 2000. He was President and director of Business Exchange Holding Corp. from 2000 to 2003 and Acquisition Lending, Inc. (2000 to 2002), both of which were private holding companies for stock investments. He was director and Vice President of Utilitec, Inc, 1999 to 2003. He is a director and Secretary of Life USA, Inc. (2001 to date). He is an officer and director of Resource Sciences, Inc. and Evergreen Associates since early 2004. He was president of Premium Enterprises, Inc. October, 2002 to December 30, 2002 and was a director of Premium Enterprises, Inc. from October 2002 to June 2003. Premium Enterprises is engaged in the "text to multimedia conversion" business. He was appointed President and Director of Houston Operating Company in late 2004 serving until December 2004. He was elected as a Director of Mind2Market, Inc. with the term commencing January 1, 2005.

THEODORE A. GREENBERG, age 44, Director and Chief Investment Officer, is a senior financial executive with more than 20 years experience in private equity, consulting, industry and public accounting. He was a General Partner and co-founder of Park Avenue Equity Partners, LP, a $110 million private equity fund focused on the middle market. In his five years with Park Avenue, Ted sourced, evaluated and negotiated deals and worked extensively with portfolio companies post acquisition. Prior to founding Park Avenue, he worked with Development Capital, LLC on direct equity investments and served as consulting CFO to one of Development Capital's portfolio companies. Previously, Ted directed the financial services practice at Marcum & Kliegman, LLP, a New York Metropolitan area accounting and consulting firm where he advised on merger and acquisition transactions, as well as operations and taxation. From 1980 to 1993 Ted provided operations, finance and taxation consulting services to a variety of real estate partnerships, financial service companies and entrepreneurial ventures. He graduated with a BS in Accounting, Cum Laude, from the State University of New York at Albany and received an MBA in Finance & Business Policy from the University of Chicago. Ted earned certification as a Certified Public Accountant in New York State.

PIERCE MCNALLY, age 57, Director, serves of counsel to Gray Plant Mooty, practicing in the areas of business law and entrepreneurial services. He currently serves as Chairman Emeritus and Director of Lockermate Corporation of Minnetonka, Minnesota, a company that provides locker organizing systems and fashion accessories to the retail trade. He served as Minnesota American's Chairman of the Board, Chief Executive Officer and Secretary from October 1994 until January 2000, when Minnesota American merged with CorVu Corporation (OTC:
CRVU). He served as Chairman and Director of Corporate Development of Nicollet Process Engineering, Inc. from May 1995 until April 1999, when he retired from the board. He also serves on the board of directors of eNetpc (OTC: BB), Solv Technology, LLC, Linkup, Inc.

In December, 1983, Pierce was elected to the board of directors of his family company, Midwest Communications, Inc., owner of numerous broadcast properties including WCCO-TV, WCCO-AM and WLTE in the Twin Cities. In 1989, he was subsequently also elected an officer of the company and he served in both capacities until the company merged with CBS, Inc. (NYSE:CBS) in 1992.

Pierce also began investing in start up and early stage companies with which he would also develop an advisory or management relationship. He owned and operated KTPK-FM in Topeka, Kansas, he was the executive producer of a television program about the entrepreneurial process called "Working On the Dream."

Pierce completed his undergraduate studies at Stanford University. He received his law degree from the University of Wisconsin Law School in 1978. He was a member of Order of the Coif.

STEVEN KATZ, age 57, Advisory Director, is President of Steven Katz & Associates, Inc., a health care and technology-based management consulting firm specializing in strategic planning, corporate development, new product planning, technology licensing, and structuring and securing various forms of financing. Mr. Katz has been President of Steven Katz & Associates, Inc. since 1982. From January 2000 to October 2001 Mr. Katz was also President, Chief Operating Officer and a director of Senesco Technologies, Inc., (AMEX: SNT), a company engaged in the identification and development of proprietary gene technology with application to human, animal and plant systems. From 1983 to 1984 he was a co-founder and Executive Vice President of S.K.Y. Polymers, Inc., a bio-materials company. Prior to this, Mr. Katz was Vice President and General Manager of a non-banking division of Citicorp. From 1976 to 1981 he held various senior management positions at National Patent Development Corporation, including President of three subsidiaries. Prior positions were with Revlon, Inc. (1975) and Price Waterhouse & Co. (1969 to 1974). Mr. Katz received a Bachelors of Business Administration degree in Accounting from the City College of New York in 1969. He is presently a member of the Boards of Directors of a number of publicly-held corporations, Biophan Technologies, Inc. (OTCBB: BIPH), Health Systems Solutions, Inc. (OTCBB:HSLN), NanoScience Technologies, Inc. (OTCBB: NANS), USA Technologies (OTCBB:USTT), and several companies in registration to go public including IbuyDigital.com, Inc., and Vivid Learning Systems, Inc.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

Not Applicable.


ITEM 5.04 TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE BENEFIT PLANS.


Not Applicable.


ITEM 5.05 AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS.


Not Applicable.

                             SECTION 6 - [RESERVED]


                            SECTION 7 - REGULATION FD


ITEM 7.01 REGULATION FD DISCLOSURE.


Not Applicable.

                            SECTION 8 - OTHER EVENTS

ITEM 8.01 OTHER EVENTS.

As a result of the merger, the Company name has changed from Fayber Group, Inc. to Infinity Capital Group, Inc. The current corporate address is 7 Dey Street, Suite 900, New York, NY 10007. The telephone number is 212-962-4400.


                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.


a) Financial  Statements -

                    Audited Financial Statements of Infinity Capital Group, Inc. for the years ended December 31, 2004 and 2003

b) Exhibits -
            3.1     Articles of Incorporation of Infinity Capital Group, Inc.
            3.2     Bylaws of Infinity Capital Group, Inc.
            3.3     Articles of Merger - Maryland
            3.4     Articles of Merger - Nevada
           10.1     Promissory Note with Bernard J. Pracko, II

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                          INFINITY CAPITAL GROUP, INC.
                      -------------------------------------
                                  (Registrant)

                               Dated: May 4, 2005

                             /s/Gregory H. Laborde
                           --------------------------
                          Gregory H. Laborde, President

                          INFINITY CAPITAL GROUP, INC.

                        CONSOLIDATED FINANCIAL STATEMENTS


                            December 31, 2003 & 2004

                          INFINITY CAPITAL GROUP, INC.
                        Consolidated Financial Statements



                                TABLE OF CONTENTS


                                                                          Page

REPORT OF INDEPENDENT REGISTERED
    PUBLIC ACCOUNTING FIRM                                                 F-1

CONSOLIDATED FINANCIAL STATEMENTS

         Consolidated balance sheets                                       F-2
         Consolidated statements of operations                             F-3
         Consolidated statements of stockholders' equity                   F-4
         Consolidated statements of cash flows                             F-5
         Schedule of investments                                           F-7
         Notes to consolidated financial statements                        F-8

                            RONALD R. CHADWICK, P.C.
                          CERTIFIED PUBLIC ACCOUNTANT
                         2851 S. PARKER ROAD, SUITE 720
                             AURORA, COLORADO 80014
                         ------------------------------
                            TELEPHONE: (303)306-1967
                               FAX: (303)306-1944


             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


Board of Directors
Infinity Capital Group, Inc.
New York, New York

I have audited the accompanying consolidated balance sheets of Infinity Capital Group, Inc. as of December 31, 2003 and 2004, and the related consolidated statements of operations, stockholders' equity and cash flows for the period from July 8, 2003 (inception) through December 31, 2003 and for the year ended December 31, 2004. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Infinity Capital Group, Inc. as of December 31, 2003 and 2004 and the results of its operations and its cash flows for the period from July 8, 2003 (inception) through December 31, 2003 and for the year ended December 31, 2004 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 9 to the financial statements the Company has suffered recurring losses from operations that raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 9. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Aurora, Colorado                           /s/Ronald R. Chadwick, P.C.
April 5, 2005                              RONALD R. CHADWICK, P.C.

                  INFINITY CAPITAL GROUP, INC.
                  CONSOLIDATED BALANCE SHEETS
                                                                   Dec. 31,         Dec. 31,
                                                                     2003             2004
                                                                 -------------    --------------
                                     ASSETS
Current assets
      Cash                                                       $     13,896     $       1,017
      Accrued receivables                                                   -            12,831
                                                                 -------------    --------------
             Total current assets                                      13,896            13,848
                                                                 -------------    --------------

      Investments in non-controlled affiliates (cost $54,601
            at December 31, 2004)                                           -         1,319,925
      Notes receivable - related parties                                    -            24,639
      Other receivables - related parties                                   -               650
      Fixed assets (net of accumulated depreciation of $3,910)              -             1,186
      Goodwill                                                         78,947           137,638
      Other assets                                                          -               487
                                                                 -------------    --------------
                                                                       78,947         1,484,525
                                                                 -------------    --------------

Total Assets                                                     $     92,843     $   1,498,373
                                                                 =============    ==============

                                   LIABILITIES

Current liabilities
      Accrued payables                                           $     15,218     $      35,279
      Due to related parties                                                -               205
      Notes payable                                                   159,000           192,500
      Deferred tax liability                                                -           435,806
                                                                 -------------    --------------
          Total current liabilties                                    174,218           663,790
                                                                 -------------    --------------

Total Liabilities                                                $    174,218     $     663,790
                                                                 -------------    --------------

Minority Interest                                                $          -     $         248
                                                                 -------------    --------------

NET ASSETS (DEFICIT)                                             $    (81,375)    $     834,335
                                                                 =============    ==============

Composition of net assets
      Preferred stock, $.001 par value;
          10,000,000 shares authorized; none issued
          and outstanding                                        $          -     $           -
      Common stock, $.001 par value;
          100,000,000 shares authorized;
          5,000,000 & 5,335,237
          issued and outstanding                                        5,000             5,335
      Additional paid in capital                                        2,287           149,402
      Accumulated income (deficit)
         Accumulated net operating income (deficit)                   (88,662)         (302,247)
         Net realized gain (loss) on investments, net of tax                -           152,327
         Net unrealized increase (depreciation) of
             investments, net of deferred tax                               -           829,518
                                                                 -------------    --------------
Net Assets                                                       $    (81,375)    $     834,335
                                                                 =============    ==============

Net Asset Value Per Share                                        $      (0.02)    $        0.16
                                                                 =============    ==============

 The accompanying notes are an integral part of the consolidated financial statements.

                          INFINITY CAPITAL GROUP, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS


                                                         July 8, 2003
                                                          (Inception)
                                                              to               Year Ended
                                                           Dec. 31,             Dec. 31,
                                                             2003                 2004
                                                         --------------      ---------------

Income from operations:
   Miscellaneous gain                                    $           -       $       56,407
   Investment income                                                 6                  341
   Other                                                             -                  178
                                                         --------------      ---------------
                                                                     6               56,926
                                                         --------------      ---------------
Expenses:
   Salaries and wages                                                -                    -
   Professional fees                                            41,008              117,400
   Sales and marketing                                               -                    -
   General and administrative                                   21,622               63,797
   Interest expense                                              4,985               32,565
   Impairments                                                  21,053                    -
   Minority income                                                   -                  205
                                                         --------------      ---------------
                                                                88,668              213,967
                                                         --------------      ---------------

Loss from continuing operations before income taxes            (88,662)            (157,041)
                                                         --------------      ---------------

Provision for income tax                                             -                    -
                                                         --------------      ---------------

      Net income (loss) from continuing operations             (88,662)            (157,041)

(Loss) from operations of discontinued
     subsidiary (net of tax)                                         -              (56,544)

Net realized and unrealized gains (losses):
   Net realized gain (loss) on investments, net of tax               -              152,327
   Change in unrealized increase (depreciation)
        of non-controlled affiliate investments, net of tax          -              829,518
                                                         --------------      ---------------

Net increase (decrease) in net assets from operations    $     (88,662)      $      768,260
                                                         ==============      ===============

Net increase (decrease) in net assets per share
  From continuing operations
  Basic                                                  $       (0.04)      $         0.14
  Diluted                                                $       (0.04)      $         0.12
                                                         ==============      ===============

  From discontinued operations
  Basic                                                  $           -       $        (0.01)
  Diluted                                                $           -       $        (0.01)
                                                         ==============      ===============

  Total - continued and discontinued operations combined
  Basic                                                  $       (0.04)      $         0.15
  Diluted                                                $       (0.04)      $         0.13
                                                         ==============      ===============

Weighted average number of
common shares outstanding
  Basic                                                      2,500,000            5,104,246
  Diluted                                                    2,500,000            5,730,996
                                                         ==============      ===============

 The accompanying notes are an integral part of the consolidated financial statements.

                          INFINITY CAPITAL GROUP, INC.
                CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS


                                                                                     July 8, 2003
                                                                                     (Inception)
                                                                                          to               Year Ended
                                                                                       Dec. 31,             Dec. 31,
                                                                                         2003                 2004
                                                                                   -----------------     ----------------

Changes in net assets from operations:
     Net income (loss) from operations                                             $        (88,662)     $      (157,041)
    (Loss) on disposal of discontinued subsidiary, net of tax                                                    (56,544)
     Net realized gain (loss) on sale of investments, net of tax                                                 152,327
     Change in net unrealized (increase) depreciation of investments,
           net of tax                                                                             -              829,518
                                                                                   -----------------     ----------------

           Net increase (decrease) in net assets from operations                            (88,662)             768,260
                                                                                   -----------------     ----------------

Capital stock transactions:
      Proceeds from issuance of common stock                                                  5,000                7,500
      Proceeds from issuance of warrants                                                          -                2,000
      Compensatory common stock issuances                                                         -              122,094
      Compensatory warrant issuances                                                          2,267                3,356
      Paid in capital                                                                            20               12,500
                                                                                   -----------------     ----------------

           Net increase (decrease) in net assets from stock transactions                      7,287              147,450
                                                                                   -----------------     ----------------

Net increase (decrease) in net assets                                                       (81,375)             915,710
Net assets at beginning of year                                                                   -              (81,375)
                                                                                   -----------------     ----------------

Net assets at end of year                                                          $        (81,375)     $       834,335
                                                                                   =================     ================












               The accompanying notes are an integral part of the
                       consolidated financial statements.

                          INFINITY CAPITAL GROUP, INC.
                      CONSOLIDATED STATEMENTS OF CASH FLOWS


                                                                                     July 8, 2003
                                                                                     (Inception)
                                                                                          to               Year Ended
                                                                                       Dec. 31,             Dec. 31,
                                                                                         2003                 2004
                                                                                   -----------------     ----------------
Cash Flows From Operating Activities:
     Net increase (decrease) in net assets from operations                         $        (88,662)     $       768,260

     Adjustments  to  reconcile  net  increase  (decrease)  in net  assets  from operatins to net cash used in operating activities:
          Change in net unrealized (increase) depreciation of investments                         -             (829,518)
          Depreciation & amortization                                                             -                  237
          (Gain) loss on sale of investments                                                      -             (152,327)
          Accrued receivables                                                                     -              (12,831)
          Due from related parties                                                                -                 (650)
          Other assets                                                                            -                 (239)
          Accrued payables                                                                   15,218               32,561
          Due to related parties                                                                  -                  205
          Goodwill write offs                                                                21,053               78,947
          Compensatory asset exchanges                                                            -                  629
          Compensatory debt issuances                                                             -               37,500
          Compensatory stock issuances                                                            -                2,594
          Compensatory warrant issuances                                                      2,267                3,356
                                                                                   -----------------     ----------------
               Net cash provided by (used for)
               operating activities                                                         (50,124)             (71,276)
                                                                                   -----------------     ----------------

Cash Flows From Investing Activities:
      Proceeds received on sale of investments                                                    -              140,097
      Purchase of investment securities                                                           -                    -
      Purchase of fixed assets                                                                    -               (1,423)
      Notes receivable - related parties                                                          -              (70,139)
      Payments from notes receivable - related parties                                            -               15,000
      Purchase of Goodwill                                                                 (100,000)            (137,638)
                                                                                   -----------------     ----------------
               Net cash provided by (used for)
               investing activities                                                        (100,000)             (54,103)
                                                                                   -----------------     ----------------


                          (Continued On Following Page)


 The accompanying notes are an integral part of the consolidated financial statements.

                          INFINITY CAPITAL GROUP, INC.
                      CONSOLIDATED STATEMENTS OF CASH FLOWS


                         (Continued From Previous Page)

                                                                                     July 8, 2003
                                                                                     (Inception)
                                                                                          to               Year Ended
                                                                                       Dec. 31,             Dec. 31,
                                                                                         2003                 2004
                                                                                   -----------------     ----------------
Cash Flows From Financing Activities:
     Proceeds from notes payable                                                            161,000              267,000
     Payments on notes payable                                                               (2,000)            (164,000)
     Sales of common stock                                                                    5,000                7,500
     Sales of warrants                                                                            -                2,000
     Paid in capital                                                                             20                    -
                                                                                   -----------------     ----------------
               Net cash provided by (used for)
               financing activities                                                         164,020              112,500
                                                                                   -----------------     ----------------

Net Increase (Decrease) In Cash                                                              13,896              (12,879)
Cash At The Beginning Of The Period                                                               -               13,896
                                                                                   -----------------     ----------------

Cash At The End Of The Period                                                      $         13,896      $         1,017
                                                                                   =================     ================


Schedule of Non-Cash Investing and Financing Activities

2003: None
During the year ended December 31, 2004, the Company purchased securities for $43,000 by issuing a note payable for $12,500 and cancelling a note receivable to a related party for $30,500; issued 305,237 common shares to note holders for the conversion of $119,500 in notes payable to common stock.

Supplemental Disclosure

                                         Income
Cash paid for:             Interest      Taxes

2003                       $        -    $       -
2004                       $   25,900    $       -



 The accompanying notes are an integral part of the consolidated financial statements.

                          INFINITY CAPITAL GROUP, INC.
                             SCHEDULE OF INVESTMENTS
                               December 31, 2004


                    Original
                    Date of                                                                           Original           Fair
    Shares        Acquisition                                                                           Cost            Value
---------------  ---------------                                                                   --------------- -----------------

                                  Common stock in non-controlled affiliates -
                                  303.15% of net assets

       123,750           Jun-04   Heartland, Inc., publicly traded over the counter,
                                  6.82% of net assets, telecommunications                          $       12,500  $         56,925

     4,210,000           Aug-04   Azonic Corporation, publicly traded over the counter,
                                  151.38% of net assets, telecommunications                        $       42,101  $      1,263,000
                                                                                                   --------------- -----------------

                                  TOTAL INVESTMENTS - 158.20%                                      $       54,601  $      1,319,925
                                                                                                   =============== =================

                                    Cash and other assets, less liabilities - (58.20)%                                     (485,590)
                                                                                                                   -----------------

                                    Net assets at December 31, 2004 - 100%                                         $        834,335
                                                                                                                   =================


 Notes to Schedule of Investments

        The above investments are non-income producing. Equity investments that have not paid dividends within the last twelve months are considering non-income producing.

        The value of all securities for which there is no readily available market value is determined in good faith by the Board of Directors. In making its determination, the Board of Directors has considered valuation appraisals provided by an independent valuation provider.

        As of December 31, 2004, all of the securities owned by the Company are subject to legal restrictions on resale. As a result, the Company's ability to sell or otherwise transfer the securities in its portfolio is limited.

        The Company owns more than 10% of the outstanding common stock of Azonic Corporation.





               The accompanying notes are an integral part of the
                       consolidated financial statements.

                          INFINITY CAPITAL GROUP, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE 1. ORGANIZATION, OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

Infinity Capital Group, Inc. ("ICG", the "Company"), was incorporated in the State of Maryland on July 8, 2003. ICG is a non-diversified, closed-end management investment company that has elected to be treated as a Business Development Company ("BDC") under the Investment Company Act of 1940 ("1940 Act").

As a BDC, the Company must be primarily engaged in the business of furnishing capital and making available managerial assistance to companies that generally do not have ready access to capital through conventional financial channels. Such companies are termed "portfolio" companies.

The Company invests in portfolio companies that management identifies as emerging growth companies positioned to benefit from additional financing and managerial assistance. The portfolio companies frequently have little or no prior operating history. The Company intends on investing in emerging growth companies, defined as (A) publicly traded companies whose market for their securities are thinly traded which may be caused by a shift in business direction, change in market or industry in which they operate, or various other factors causing their stock and trading in their stock to not be in or fall out of favor; (B) publicly traded companies that have non-marginable securities and seek expansion or mezzanine capital to implement growth strategies executable within 12-24 months; and (C) private companies seeking expansion or mezzanine financing and which wish to access the equity capital markets within the next 12 months.

PRINCIPLES OF CONSOLIDATION

The accompanying financial statements are consolidated from September 22, 2003 through August 26, 2004 (including the accounts of a discontinued subsidiary), and from November 10, 2004 forward, including the accounts of the Company and its 62% owned subsidiary. All intercompany accounts and transactions have been eliminated in consolidation.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

CASH AND CASH EQUIVALENTS

The Company considers all highly liquid investments with an original maturity of three months or less as cash equivalents.

                          INFINITY CAPITAL GROUP, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE 1. ORGANIZATION, OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued):

ACCOUNTS RECEIVABLE

The Company has established an allowance for doubtful accounts, with accounts deemed uncollectible written off to bad debt expense. No amounts were written off to bad debt expense for the period from July 8, 2003 (inception) to December 31, 2003, or for the year ended December 31, 2004.

INCOME TAX

The Company accounts for income taxes under Statement of Financial Accounting Standards No. 109 ("SFAS 109"). Under SFAS 109 deferred taxes are provided on a liability method whereby deferred tax assets are recognized for deductible temporary differences and operating loss carryforwards and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

PROPERTY AND EQUIPMENT

Property and equipment are recorded at cost and depreciated under the straight line method over each item's estimated useful life. At December 31, 2004 the Company had a fixed asset balance of $5,096, with corresponding accumulated depreciation of $3,910. Depreciation expense was $237 for the year ended December 31, 2004.

REVENUE RECOGNITION

Revenue is recognized on an accrual basis as earned under contract terms.

FINANCIAL INSTRUMENTS

The carrying value of the Company's financial instruments, as reported in the accompanying balance sheets, approximates fair value.

SEGMENT DISCLOSURES

Management considers the Company as operating in only one segment, investment in emerging growth companies. Assets are held domestically and all operations are domestic.

                          INFINITY CAPITAL GROUP, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE 1. ORGANIZATION, OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued):

GOODWILL

Goodwill is the excess cost over the fair value of net identifiable assets acquired. The Company has adopted Statement of Financial Accounting Standards No. 142, "Goodwill and Other Intangible Assets" and, as a result, the related goodwill is not being amortized. Goodwill is reviewed for possible impairment at least annually or more upon the occurrence of an event or when circumstances indicate that the carrying amount is greater than its fair value. During the period from July 8, 2003 (inception) to December 31, 2003, the Company determined that there was no impairment in the value of goodwill. During the year ended December 31, 2004, the Company impaired and wrote off $78,947 in goodwill as part of the disposal of a subsidiary, and recognized $137,638 in goodwill on the acquisition of a subsidiary.

STOCK-BASED COMPENSATION

The Company allies Statement of Financial  Accounting Standards No. 123 (revised
2004), "Share-Based Payment" in accounting for employee stock-based compensation. No stock-based compensation was issued to employees for the period from July 8, 2003 (inception) to December 31, 2003, or for the year ended December 31, 2004.

INVESTMENTS

Pursuant to the requirements of the Investment Company Act of 1940 (the "1940 Act"), the Board of Directors is responsible for determining, in good faith, the fair value of the Company's securities and assets for which market quotations are not readily available.

In making its determination, the Board of Directors has considered valuation appraisals provided by an independent valuation service provider. With respect to equity securities in privately owned companies, each investment is valued using industry valuation benchmarks, and then the value is assigned a discount reflecting the illiquid nature of the investment as well as the Company's minority, non-control position. When an external event such as a purchase transaction, public offering, or subsequent equity sale occurs, the pricing indicated by the external event is used to corroborate the Company's private equity valuation. Equity securities in public companies that carry certain restrictions on sale are generally valued at a discount from the market value of the securities as quoted on the stock exchanges. In addition restricted and unrestricted publicly traded stocks may also be valued at further discounts due to the size of the Company's investment or market liquidity concerns.

                          INFINITY CAPITAL GROUP, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE 1. ORGANIZATION, OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued):

The Board of Directors bases its determination upon, among other things, applicable quantitative and qualitative factors. These factors may include, but are not limited to, type of securities, nature of business, marketability, market price of unrestricted securities of the same issue (if any), comparative valuation of securities of publicly-traded companies in the same or similar industries, current financial conditions and operating results, sales and earnings growth, operating revenues, competitive conditions and current and prospective conditions in the overall stock market.

Without a readily available market value, the value of the Company's portfolio of equity securities may differ significantly from the values that would be placed on the portfolio if there existed a ready market for such equity securities. All equity securities owned at December 31, 2003 and 2004 (0.0% and 158.2% of net assets, respectively) are stated at fair value as determined by the Board of Directors, in the absence of readily available fair values. The Company uses the first-in, first-out (FIFO) method of accounting for sales of its investments.

RECENT ACCOUNTING PRONOUNCEMENTS

In April 2003, the FASB issued SFAS No. 149, "Amendment of Statement 133 on Derivative Instruments and Hedging Activities". SFAS 149 amends and clarifies financial accounting and reporting for derivative instruments. The Company has adopted the provisions of SFAS No. 149 which are effective in general for contracts entered into or modified after June 30, 2003. The adoption did not have a material effect on the results of operations of the Company.

In May 2003,  the FASB issued SFAS No. 150,  "Accounting  for Certain  Financial
Instruments with Characteristics of both Liabilities and Equity". SFAS 150 establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity. It requires that an issuer classify a financial instrument that is within its scope as a liability (or an asset in some circumstances). Many of those instruments were previously classified as equity. The Company has adopted the provisions of SFAS No. 150 which are effective in general for financial instruments entered into or modified after May 31, 2003. The adoption did not have a material effect on the results of operations of the Company.

In March 2005, the FASB issued SFAS No. 123 (revised 2004), "Share-Based Payment". SFAS 123(r) requires that the cost resulting from all share-based payment transactions be recognized in the financial statements. The Company has adopted the provisions of SFAS No. 123(r) which are effective in general for transactions entered into or modified after June 15, 2005. The adoption did not have a material effect on the results of operations of the Company.

                          INFINITY CAPITAL GROUP, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE 2. RELATED PARTY TRANSACTIONS

As of December 31, 2004 the Company was owed $24,639 for a note receivable from a related party corporation in which the Company is an investor.

The Company for the period from July 8, 2003 (inception) to December 31, 2004, and for the year ended December 31, 2004 incurred expenses of approximately $10,000 and $36,250 respectively to a company affiliated through a Director for rent and management expenses.


NOTE 3. LEASE COMMITMENTS

The Company carries a lease for office space which expires in June 2005. The lease is noncancellable with a monthly payment of $300. Rent expense incurred under the lease in 2003 and 2004 was approximately $1,500 and $3,300. Subsequent to December 31, 2004 future minimum payments under the lease are approximately $1,500, all in 2005. The Company incurred rent expense of approximately $5,700 in 2003 to a Director for a month to month lease.


NOTE 4. INVESTMENTS

Equity securities at December 31, 2003 and December 30, 2004 (0 % and 158.20% of net assets, respectively) were valued at fair value as determined by the Board of Directors, with the assistance of appraisals provided by an independent valuation service provider, in the absence of readily available market values.

The values assigned to these securities are based upon available information and may not reflect amounts that could be realized if the Company found it necessary to immediately sell such securities, or amounts that ultimately may be realized. Accordingly, the fair values included in the accompanying schedule of investments may differ from the values that would have been used had a ready market existed for these securities and such differences could be significant.

In September, 2003 the Company acquired 18,000,000 common shares in Azonic Corporation, giving the Company 75% ownership of Azonic. In August, 2004 the Company sold 17,840,000 of its Azonic common shares, recording a gain of $140,097. The Company subsequently in August, 2004 purchased 4,300,000 Azonic common shares for $43,000, then paid various expense obligations with 250,000 Azonic common shares, recording a gain of $12,230.

                          INFINITY CAPITAL GROUP, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE 4. INVESTMENTS (Continued):

In June, 2004 the Company acquired 123,750 common shares of Heartland, Inc. valued at $12,500, from an officer of the Company as partial payment for common shares in the Company.

NOTE 5. INCOME TAXES

Deferred income taxes arise from the temporary differences between financial statement and income tax recognition of net operating losses and other items. Loss carryovers are limited under the Internal Revenue Code should a significant change in ownership occur.

At December 31, 2003 and 2004 the Company had approximately $89,000 and $148,000 respectively of unused federal net operating loss carryforwards, which begin to expire in the year 2023. A deferred tax asset has been offset by a 100% valuation allowance. The Company accounts for income taxes pursuant to SFAS 109. The components of the Company's deferred tax assets and liabilities are as follows:

                                            December 31,          December 31,
                                                2003                  2004
                                           --------------       ----------------

Deferred tax liability                     $           -        $      (493,476)

Deferred tax asset arising from:

     Net operating loss carryforwards             17,879                 57,670
                                           --------------       ----------------

                                                  17,879               (435,806)
Valuation allowance                              (17,879)                     -
                                           ---------------      ----------------

Net Deferred Taxes                         $           -        $      (435,806)
                                           ===============      ================

Income taxes at Federal and state statutory rates are reconciled to the Company's actual income taxes as follows:

                                               December 31,      December 31,
                                                 2003                  2004
                                           ----------------     ----------------

Tax at federal statutory rate (34%)        $      (30,394)       $      430,210
State income tax (5%)                              (4,470)               63,266
Net operating loss benefit                              -               (57,670)
Net deferred taxes                                                     (435,806)
Valuation allowance                                34,864                     -
                                           ----------------     ----------------

                                           $    (       -)       $   (        -)
                                           ================     ================

                          INFINITY CAPITAL GROUP, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE 6.  NOTES PAYABLE

At December 31, 2003 and 2004 the Company had the following notes payable outstanding:

                                                Balances at      Balances at
                                                  Dec. 31,         Dec. 31,
                                                   2003             2004
                                                -------------   ---------------

Notes payable,  several parties,
unsecured,  interest 7% per annum,
payable in full when due,
maturing Sept. 2004 - March, 2005                 $ 159,000      $    42,500

Note payable, individual,
secured by stock in subsidiary,
lender also entitled to 5% of shares
of next acquisition, int. 7% per annum,
payable in full when due or upon next
acquisition, maturing Nov. 10, 2005                       -          150,000
                                                -------------   ---------------

Total notes payable (all current)                 $ 159,000      $   192,500
                                                =============   ===============

The schedule of maturities by fiscal year for all notes outstanding is as follows:

         Years ending  December 31,

                  2004      $    5,000
                  2005         187,500
                            ----------
                  Total     $  192,500
                             =========

The fair value of the Company's notes payable is estimated based on the current rates offered to the Company for debt of the same remaining maturity. At December 31, 2003 and 2004, the fair value of the notes payable approximated the amount recorded in the financial statements. Interest expense for the period from July 8, 2003 (inception) to December 31, 2003, and for the year ended December 31, 2004 was $4,985 and $32,565.

                          INFINITY CAPITAL GROUP, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 7.  ACQUISITIONS AND DIVESTITURES

AZONIC CORPORATION

On September 22, 2003 the Company acquired 75% of the outstanding common shares of Azonic Corporation ("Azonic") in a transaction accounted for as a purchase. The purchase price was $100,000, with all $100,000 allocated to goodwill as Azonic had no assets or liabilities. $21,053 of the goodwill was immediately written off in a simultaneous related transaction. Azonic had no operations in 2002 or 2003. On August 26, 2004 the Company sold 17,840,000 of its Azonic common shares, leaving it with an ownership percentage in Azonic of 18.58%. The Company therefore ceased accounting for Azonic as a consolidated subsidiary, and recorded its holdings in Azonic as an investment. Upon changing from consolidation to investment accounting for Azonic, the Company wrote off goodwill of $78,947, recorded a gain on the sale of 17,840,000 Azonic shares of $140,097, recorded a receivable from Azonic of $50,139, and recorded the value of its remaining Azonic shares at fair value based on historical cost of $43,000.

At December 31, 2003 and August 26, 2004 there were no assets or liabilities related to discontinued operations. Azonic had no activity from September 22, 2003 through December 31, 2003, and had no revenues and a loss of $56,544 from January 1, 2004 through August 26, 2004, which the Company recorded as a loss from discontinued operations.

SATELLITE ORGANIZING SOLUTIONS, INC.

On November 10, 2004 the Company acquired 71.33% of the outstanding common shares of Satellite Organizing Solutions, Inc. ("SOS") in a transaction accounted for as a purchase. The purchase price was $139,000, with $81 allocated to the fair value of cash and other current assets, $1,423 to the fair value of fixed assets, $142 to liabilities assumed, and $137,638 to goodwill. Assets were valued at fair market value. Results of operations from the acquisition have been consolidated from November 10, 2004 forward.

Pro forma revenues, increase (decrease) in net assets and increase (decrease) in net assets per share of Infinity Capital Group, Inc., assuming that SOS was acquired at the beginning of 2003 and 2004, are shown below.

                                              2003                    2004
                                              ----                    ----

Revenues                                $      26,232         $       75,554
Increase (decrease)
     in net assets                      $    (119,517)        $      766,734
Increase (decrease)
     in net assets per share
          Basic                         $       (.048)        $          .15
          Diluted                       $       (.048)        $          .13

                          INFINITY CAPITAL GROUP, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE 8.  STOCKHOLDERS' EQUITY

COMMON STOCK

The Company as of December 31, 2003 and 2004 had 100,000,000 shares of authorized common stock, $.001 par value, with 5,000,000 and 5,335,237 common shares issued and outstanding at each date.

PREFERRED STOCK

The Company as of December 31, 2003 and 2004 had 10,000,000 shares of authorized preferred stock, $.001 par value, with no shares issued and outstanding at each date.

STOCK OPTIONS AND WARRANTS

At December 31, 2003 and 2004 the Company had stock options and warrants outstanding as described below.

NON-EMPLOYEE STOCK OPTIONS AND WARRANTS

The Company accounts for non-employee stock options and warrants under SFAS 123(r), whereby option and warrant costs are recorded based on the fair value of the consideration received or the fair value of the equity instruments issued, whichever is more reliably measurable.

At the beginning of fiscal year 2003, the Company had no non-employee stock options or warrants outstanding. During 2003 the Company issued 248,750 non-employee Class A warrants, allowing the holder to purchase one share of common stock per warrant, exercisable immediately at $0.25 per share with the warrant terms expiring in 2008, to individuals for interest charges. The fair value of these warrants were estimated on the date of grant at $.01 per warrant. The Company incurred and recorded compensation expense under these warrants of $2,267 in 2003.

At the beginning of 2004, the Company had 248,750 non-employee Class A warrants outstanding. During 2004 the Company issued 608,000 Class A warrants and 100,000 Class C warrants, and 200,000 Class A warrants were cancelled and 30,000 exercised, leaving a December 31, 2004 outstanding balance of 626,750 non-employee warrants. The Class A warrants allow the holder to purchase one share of common stock per warrant, exercisable immediately at $0.25 per share with the warrant terms expiring in 2008 and 2009, and the Class C warrants allow the holder to purchase one share of common stock per warrant, exercisable immediately at $1.50 per share with the warrant terms expiring in 2009.

                          INFINITY CAPITAL GROUP, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE 8.  STOCKHOLDERS' EQUITY (Continued):

The fair value of these warrants were estimated on the date of grant at $.01 per warrant. The Company issued 200,000 of the Class A warrants for cash, and issued the remaining 408,000 warrants for interest charges. The Company incurred and recorded compensation expense under these warrants of $3,356 in 2004.

NOTE 9. GOING CONCERN

The Company has suffered recurring losses from operations and in all likelihood will be required to make significant future expenditures in connection with continuing acquisition and marketing efforts along with general administrative expenses. These conditions raise substantial doubt about the Company's ability to continue as a going concern.

The Company may raise additional capital through the sale of its equity securities, through an offering of debt securities, or through borrowings from financial institutions or individuals. Management believes that actions presently being taken to obtain additional funding provide the opportunity for the Company to continue as a going concern.

                          INFINITY CAPITAL GROUP, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE 10. SELECTED PER SHARE DATA


                                                                           July 8, 2003
                                                                           (Inception)
                                                                                to               Year Ended
                                                                             Dec. 31,             Dec. 31,
                                                                               2003                 2004
                                                                        -------------------   ------------------

Per share information
Net asset value, beginning of year                                                       -                (0.04)
   Net increase (decrease) from operations (1)                                       (0.04)               (0.04)
   Net change in realized and unrealized
      appreciation/decreciation on investments,
      net of tax                                                                                           0.21
                                                                        -------------------   ------------------

Net asset (deficit) value, end of year                                               (0.04)                0.13
                                                                        ===================   ==================

Per share market value, end of year (2)                                                N/A                  N/A
Ratios/supplemental data
Net assets (deficit), end of year                                                  (88,662)             768,260
Ratio of expenses to average net assets (3)                                              -                  80%
Ratio of net income (loss) to average net assets                                         -                 -63%
Diluted weighted average number of
   shares outstanding during the year                                            2,500,000            5,730,996


(1) Calculated based on diluted weighted average number of shares outstanding during the year.
(2) Not applicable - prior to public trading of shares
(3) Excluding income taxes